UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2004

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 18, 2004, Blockbuster Inc. issued a press release announcing that the Viacom Inc. officers and directors have resigned from the Blockbuster board of directors. The resignations, effective October 16, 2004, are from Sumner M. Redstone, Chairman and CEO of Viacom; Richard J. Bressler, Senior Executive Vice President and CFO of Viacom; Philippe P. Dauman, member of Viacom’s board of directors; and Michael D. Fricklas, Executive Vice President, General Counsel and Secretary of Viacom. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Blockbuster Inc. press release, dated October 18, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: October 18, 2004	By:	/s/ Edward B. Stead
Edward B. Stead Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Blockbuster Inc. press release, dated October 18, 2004